Niagara Bancorp, Inc.
                             6950 South Transit Road
                                  P.O. Box 514
                          Lockport, New York 14095-0514


                                 March 23, 1999


Dear Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Niagara Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Pendleton House, 6886 South Transit Road, Pendleton, New York, on Tuesday, April 27, 1999 at 10:00 a.m., Eastern Standard Time.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company and Lockport Savings Bank (the "Bank"), the Company's wholly-owned subsidiary. Directors and officers of the Company will be present to respond to questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

     The business to be conducted at the Annual Meeting consists of the election of four directors, the approval of the Company's 1999 Stock Option Plan and 1999 Recognition and Retention Plan, and the ratification of the appointment of independent auditors for the year ending December 31, 1999. For the reasons set forth in the Proxy Statement, the Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

                                           Sincerely,

                                           /s/ William E. Swan

                                           William E. Swan
                                           President and Chief Executive Officer

                              Niagara Bancorp, Inc.
                             6950 South Transit Road
                                  P.O. Box 514
                          Lockport, New York 14095-0514
                                 (716) 625-7500

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On April 27,1999

     Notice is hereby given that the Annual Meeting of Niagara Bancorp, Inc. (the "Company") will be held at the Pendleton House, 6886 South Transit Road, Pendleton, New York, on April 27,1999 at 10:00 a.m., Eastern Standard Time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of four directors;
     2.   The approval of the Niagara  Bancorp,  Inc. 1999 Stock Option Plan;
     3. The approval of the Niagara Bancorp, Inc. 1999 Recognition and Retention Plan;
     4. The ratification of the appointment of KPMG LLP as auditors for the Company for the year ending December 31, 1999; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 22, 1999, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 6950 South Transit Road, Lockport, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                             By Order of the Board of Directors

                                             /s/ Robert N. Murphy

                                             Robert N. Murphy
                                             Secretary
March 23, 1999

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHERREQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                              Niagara Bancorp, Inc.
                             6950 South Transit Road
                                  P.O. Box 514
                          Lockport, New York 14095-0514
                                 (716) 625-7500

                         ANNUAL MEETING OF STOCKHOLDERS
                                  April 27,1999

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Niagara Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Pendleton House, 6886 South Transit Road, Pendleton, New York, on April 27,1999, at 10:00 a.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 31, 1999.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------


     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on March 22, 1999 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 28,268,450 shares of Common Stock issued and outstanding (exclusive of Treasury shares). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit. This Limit does not apply to shares of Common Stock held by Niagara Bancorp, MHC.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the four nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the approval of the Stock Option Plan and the Recognition Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the approval of this matter shall be determined by a majority of votes cast, without regard to broker non-votes or proxies marked "ABSTAIN."

     As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------


     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the March 22, 1999, the shares of Common Stock beneficially owned by persons who beneficially own more than five percent of the Company's outstanding shares of Common Stock, including shares owned by Niagara Bancorp, MHC and its directors and executive officers.

                                                       Amount of Shares
                                                       Owned and Nature                       Percent of Shares
         Name and Address of                            of Beneficial                          of Common Stock
          Beneficial Owners                               Ownership                              Outstanding
          -----------------                            ----------------                       ------------------

Niagara Bancorp, MHC                                         15,849,650                          56.1%
6950 S. Transit Road
Lockport, New York 14094

Niagara Bancorp, MHC                                         16,250,792                          57.5%
  and all Directors and Executive Officers
  as a Group (19 persons)(1)
-----------------

(1) The Company's executive officers and directors (except Barton G. Smith) are also executive officers and directors of the Mutual Holding Company.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of eleven members. The Company's Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Each of the Directors of the Company also serves on the board of directors of Lockport Savings Bank (the "Bank"). Four Directors will be elected at the Company's Annual Meeting of Stockholders to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Messrs. Currie, Heinrich, Mancuso and Weber for election as Directors.

     The following table sets forth certain information, as of March 22, 1999, regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.


                                                                                           Shares
                          Position(s) Held With                Director    Expiration         Beneficially Percent of
         Name                  the Company           Age       Since(1)    of   Term    Owned(2)         Class
----------------------   ----------------------  -----------  -----------  ------------------------  -----------

                                                     NOMINEES

James W. Currie                 Director             57          1987          2002        40,000          *
David W. Heinrich               Chairman             62          1969          2002        42,000          *
B. Thomas Mancuso               Director             43          1990          2002         7,170          *
Robert G. Weber                 Director             61          1996          2002        24,100

                                          DIRECTORS CONTINUING IN OFFICE

Christa R. Caldwell             Director             64          1986          2000        11,000          *
Gary B. Fitch                   Director             63          1981          2000         2,000          *
Daniel W. Judge                 Director             56          1992          2000        20,000          *
James Miklinski                 Director             55          1996          2000        26,000          *
Gordon P. Assad                 Director             50          1995          2001         6,300          *
Barton G. Smith                 Director             68          1986          2001        40,000 (3)      *
William E. Swan          President, Chief Executive  51          1996          2001        52,941          *
                          Officer and Director

                                  NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Paul J. Kolkmeyer       Executive Vice President and 46           N/A           N/A        41,934          *
                         Chief Financial Officer
Kathleen P. Monti         Senior Vice President      50           N/A           N/A        20,061          *
G. Gary Berner            Senior Vice President      51           N/A           N/A        21,024          *
Diane Allegro             Senior Vice President      43           N/A           N/A         5,808          *

All directors and executive
officers as a group (19 persons)    -                 -            -             -        401,142        1.4%
----------------------------------

*   Less than 1%
(1) Reflects initial appointment to the Board of Directors of Lockport Savings Bank or its predecessors.
(2) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.
(3) Includes 20,000 shares in which Mr. Smith's spouse exercises sole voting and dispositive power.

     The business experience for the past five years for each of the Company's directors and executive officers is as follows:

     Gordon P. Assad is the President and Chief Executive Officer of Erie & Niagara Insurance Association and has served in that position since 1972.

     Christa R. Caldwell is retired and was the director of the Lockport Public Library from 1967 to 1996.

     James W. Currie is the President of Ag Pak, Inc., a manufacturer of produce packaging machines, and has served in that position since 1974.

     Gary B. Fitch is the Owner-Manager of Ontario Orchards, Inc., and has served in that position since 1976. Mr. Fitch also serves as the Executive Secretary of Agricultural Affiliates, Inc. and has served in that position since 1991.

     David W. Heinrich retired in 1998 as the President of Heinrich Chevrolet Corp.

     Daniel W. Judge is the President and Chief Executive Officer of I.D. ONE, Inc., a purchasing and marketing cooperative of independent industrial distributors, and has served in that position since 1996. Mr. Judge served as the Executive Director of I.D. ONE, Inc. from 1993 to 1996.

     B. Thomas Mancuso is the President of Joseph L. Mancuso & Sons, Inc., a real estate development company.

     James Miklinski is the General Manager of Niagara Milk Cooperative, and has served in that position since 1990.

     Barton G. Smith is retired from Paul Garrick, Inc., an insurance agency.

     William E. Swan is the President and Chief Executive Officer of Lockport Savings Bank, and has served in that position since 1989.

     Robert G. Weber is a retired Buffalo Office Managing Partner of KPMG LLP where he served from 1959 to 1995.

     Executive Officers of the Bank Who Are Not Directors

     Paul J. Kolkmeyer has served as Executive Vice President and Chief Financial Officer of the Bank since 1995. From 1990 to 1995, Mr. Kolkmeyer served as Senior Vice President and Chief Financial Officer of the Bank.

     Kathleen P. Monti has served as Senior Vice President of Human Resources and Administration of the Bank since 1995. From 1993 to 1995 Ms. Monti served as Vice President of Human Resources of the Bank.

     G. Gary Berner has served as Senior Vice President and Chief Lending Officer of the Bank since 1992.

     Diane Allegro has been Senior Vice President of Retail Banking since October 1997. From 1994 to October 1997, she was Vice President-Retail Sales & Delivery Systems at Rochester Community Savings Bank. Prior to 1994, she was employed by First Federal Savings and Loan Association of Rochester.

Meetings of the Board and Committees of the Board

     The Board of Directors of Niagara Bancorp meets quarterly, or more often as may be necessary. The Board of Directors of the Company has an audit committee, an executive committee and a compensation committee. The Bank maintains a loan committee, audit committee, CRA committee, investment committee and compensation committee.

     The Board of Directors of the Company met nine times and the Board of Directors of the Bank met thirteen times during 1998. No Director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he or she served during 1998.

     The executive committee consists of Directors Heinrich, Swan, Assad, Judge and Weber. The executive committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of Niagara Bancorp, subject at all times to the direction of the Board of Directors. The executive committee met seven times in 1998.

     The executive committee also serves as the nominating committee for the purpose of identifying, evaluating and recommending potential candidates for election to the Board. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

     The audit committee consists of Directors Weber, Currie, Mancuso, Miklinski and Heinrich. The audit committee meets at least quarterly to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by Niagara Bancorp, to review the internal audit function and internal accounting controls of Niagara Bancorp, and to review and approve audit policies. The audit committee met four times in 1998.

     The compensation committee consists of Directors Heinrich, Assad, Judge and Weber. This committee reviews and administers compensation, officer promotions, benefits and other matters of personnel policy and practice. The compensation committee met seven times during fiscal 1998.

Compensation of Directors

     Fees. Directors of the Bank receive a retainer fee of $12,000 ($17,000 for the Chairman), plus a fee of $700 per board meeting attended and $400 per meeting for attendance at committee meetings. Directors who are also employees of the Bank are not eligible to receive board fees. Directors of the Company receive an annual retainer fee of $5,000 and a fee of $400 per meeting for attendance at board and committee meetings.

     Deferred Fees Plan. The Directors' Deferred Fees Plan ("Deferred Fee Plan") is a non-qualified deferred compensation plan into which a director can defer up to 100% of his or her board retainer and fees earned during the calendar year. All amounts deferred by a Director are fully vested at all times. Amounts credited to a deferred fee account are invested in equity securities, fixed income securities, money market accounts, and cash, at the sole discretion of the Bank. Upon cessation of a Director's service with the Bank, the Bank will pay the director the amounts credited to his or her account. The amounts will be paid in a number of substantially equal annual installments, as selected by the Director at the time the deferral is made.

     If the Director dies before all payments have been made, the remaining payments will be made to the Director's designated beneficiary. In the event of the Director's death prior to commencement of benefits, the Bank shall pay the director's beneficiary the amounts credited to the benefit of the Director under the Deferred Fee Plan, in a single lump sum payment or in a number of substantially equal annual installments as elected by the Director at the time the election to defer was made. In the event of an unforeseeable emergency which will result in a severe financial hardship, the Director may request a distribution of all or part of his or her benefits or may request an acceleration of benefits that are being paid, as applicable.

Executive Compensation

     The following table sets forth for the three years ended December 31, 1998, certain information as to the total remuneration paid by the Bank to the Chief Executive Officer as well as the four most highly compensated executive officers other than the Chief Executive Officer who received total annual compensation in excess of $100,000 (the "Named Executive Officers").


                                 Annual Compensation                     Long-Term Compensation
                           -----------------------------  ---------------------------------------------------------
                                                                  Awards                     Payouts
                                                          --------------------  -----------------------------------
                                                             Other
                            Year                            Annual   Restricted Options/               All Other
       Name and             Ended                         Compensation Stock      SARS       LTIP    Compensation
  Principal Position        12/31     Salary    Bonus(1)      (2)      Awards      (#)      Payouts        (3)
----------------------    ------- -----------  ---------  ---------  ---------  ---------  ---------  -------------

William E. Swan            1998    $  317,001    87,452      --          --        --          --        82,242
 President and Chief       1997       287,332    98,696      --          --        --          --        79,994
 Executive Officer         1996       239,194    93,764      --          --        --          --        74,259

Paul J. Kolkmeyer          1998       157,963    68,167      --          --        --          --        41,811
 Executive Vice President  1997       144,966    41,381      --          --        --          --        39,974
 and Chief Financial Officer1996      135,034    46,286      --          --        --          --        38,867

G. Gary Berner             1998       138,750    33,148      --          --        --          --        42,275
 Senior Vice President     1997       119,025    36,151      --          --        --          --        40,113
                           1996       108,534    37,653      --          --        --          --        38,261

Kathleen P. Monti          1998       115,753    27,404      --          --        --          --        34,904
 Senior Vice President     1997        95,001    29,287      --          --        --          --        32,879
                           1996        80,464    28,519  12,317          --        --          --        30,536

Diane Allegro            1998 (4)     106,859    32,527      --          --        --          --         1,865
 Senior Vice President
---------------------

(1) Includes payments under the Bank's Management Incentive Program and other discretionary payments.
(2) The Bank also provides certain members of senior management with the use of an automobile, club membership dues, and certain other personal benefits. Except in 1996 as to Ms. Monti, the aggregate value of such personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer.
                                              (footnotes continued on next page)

(3) Includes the following: the Bank's contributions pursuant to the 401(k) Plan of $5,000, $4,649, $4,897, $4,352 and $494 with respect to Messrs.
     Swan, Kolkmeyer and Berner, Ms. Monti and Allegro, respectively; $33,539, $13,697, $14,022, and $10,420 credited to the account of Messrs. Swan, Kolkmeyer and Berner and Ms. Monti, respectively, pursuant to the non-qualified deferred compensation plan; split dollar life insurance premiums paid by the Bank of $39,750, $19,875, $19,875, and $19,875 with respect to Messrs. Swan, Kolkmeyer and Berner and Ms. Monti; income imputed on group term life insurance in excess of $50,000 per employee of $729, $346, $257, $257 and $309 with respect to Messrs. Swan, Kolkmeyer and Berner, Ms. Monti and Allegro; and $3,224, $3,224, $3,224 and $1,062 for Messrs. Swan, Kolkmeyer and Berner and Ms Allegro, respectively, relating to medical insurance premiums.
(4) Ms. Allegro's employment with the Bank commenced October, 1997. Accordingly, compensation information is provided only for the year ended December 31, 1998, her first full year of employment with the Bank.


Report of the Compensation Committee on Executive Compensation

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. The Chief Executive Officer and other executive officers have not received compensation from the Company. Consequently, the compensation discussed in the Compensation Committee Report relates to that provided by Lockport Savings Bank.

     The Compensation Committee of the Board reviews the salaries of each executive on an annual basis and is the administrator of the incentive compensation plan. The compensation program for Lockport Savings Bank executives is intended to provide a competitive level of opportunity to executives. The Compensation Committee does not use strict numerical formulas in determining executive compensation. Marketplace comparisons are made against national and regional groups of community banks of similar asset size. The compensation program for 1998 consisted of base salary and participation in the management incentive plan ("MIP"). The goals of the executive compensation program are to attract and retain highly talented executives capable of creating shareholder value. The program is also designed to adequately, and prudently, provide incentive and reward for creating that value. The Committee also considers the combination of cash compensation and benefits in making its determinations.

     Base salary and changes to base salary are based upon consideration of a variety of factors including contribution to the long-term goals of the Company, recent results, and external competitive pressure. Each of the named executive officers is a party to an employment agreement with the Bank providing for a minimum base salary which may be increased, but not decreased. Payouts under the incentive plan are determined by return on equity performance relative to other similarly situated companies. Individual payout levels are a function of the Company's financial performance and the performance of the individual manager. The aggregate payout under the MIP for executives and all other officers is limited to 5.0% of net income. The Committee believes that this funding formula provides a direct link between financial performance and actual compensation.

     In  1998,  the  Compensation  Committee  engaged  a  national  compensation consulting firm to review the compensation and benefit levels provided to executive officers. The purpose of the review was  to  determine  the  competitiveness  of the  program  offered  and to  make recommendations regarding the structure of the incentive compensation arrangements. The review determined that base salaries and the combination of base salaries and cash incentives approximated the median of amounts provided in similarly situated community banking companies. When the effect of long-term and equity compensation programs is considered, Lockport Savings Bank's levels were below the market, as no equity compensation was offered. The executive compensation may be changed in 1999 by the Committee based on information obtained in the review and the availability of stock based compensation plans.

      In making determinations as to Mr. Swan's compensation, the Committee is operating under the terms of the previously disclosed employment contract between Mr. Swan and the Company. Mr. Swan's base salary was increased to $317,000 in 1998 and he was provided a cash bonus of $87,452. Mr. Swan's bonus was provided under the terms of the MIP. These actions were taken to move Mr. Swan closer to the median of similarly situated companies and in recognition of his accomplishments in managing the Company and in completion of the public stock offering.

                           The Compensation Committee

            Gordon P. Assad                             David W. Heinrich
            Daniel W. Judge                             Robert G. Weber

Stock Performance Graph

     Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock for the period beginning with the last trade of the Company's stock on April 20, 1998, as reported by the Nasdaq National Market, through December 31, 1998, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and (c) the cumulative total return of publicly traded thrifts or thrift holding companies in the mutual holding company structure over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.


                               [GRAPHIC OMITTED]









                             4/20/98      4/30/98       6/30/98     8/31/98     10/31/98     12/31/98
Niagara Bancorp, Inc.        $100.00      $100.38        $90.42     $53.64       $67.63       $63.20
NASDAQ - Total US             100.00        99.10        100.27      79.76        94.49       117.08
MHC Thrifts                   100.00        98.31         87.43      56.53        64.66        62.56

Employment Agreements

     The Bank has entered into employment agreements with each of the Named Executive Officers. The employment agreements have terms ranging from twelve to thirty-six months. On each anniversary date, an employment agreement may be extended for an additional twelve months, so that the remaining term shall be from twelve to thirty-six months. If the agreement is not renewed, the agreement will expire at the end of its term. Under the employment agreements, the 1999 Base Salary for Messrs. Swan, Kolkmeyer, Berner and for Ms. Monti and Ms. Allegro is $330,000, $166,200, $145,500, $122,000, and $112,500, respectively.
The Base Salary may be increased but not decreased. The employment agreements also provide that the executive is entitled to participate in an equitable manner with other executive officers in discretionary bonuses declared by the Board. In addition to the Base Salary and bonus, the employment agreements provide for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank for cause at any time. In the event the Bank involuntarily terminates the executive's employment for reasons other than for cause, the executive, or in the event of death, his or her beneficiary would be entitled to severance pay in an amount equal to three times Base Salary (in the case of Messrs. Swan and Kolkmeyer), two times Base Salary (in the case of Mr. Berner and Ms. Monti), and one times Base Salary (in the case of Ms. Allegro). For these purposes, involuntary termination includes a constructive termination where the Bank (i) fails to appoint or reappoint the executive to his or her present position, (ii) materially changes the executive's functions, duties or responsibilities, which change would cause the executive's position to become one of lesser responsibility, importance or scope, (iii) relocates the executive's place of employment by more than 100 miles, (iv) liquidates or dissolves other than in connection with a Reorganization that does not affect the executive's status, or (v) a breach of the employment agreement. The Bank will also continue the executive's health coverage through the remaining term of the employment agreement. In the event the payments to the executive would include an "excess parachute payment" as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

     In the event of an executive's death while employed during the term of an employment agreement, the Bank will pay the executive's estate the executive's salary through the end of the calendar month in which the executive dies. If the executive becomes disabled (as defined in the Bank's disability plan), the employment agreement will remain in effect through the term of the agreement, except that the executive's salary payments will be reduced by any disability insurance payments made to the executive.

Deferred Compensation Plan

     The Bank has adopted the Lockport Savings Bank Deferred Compensation Plan ("Non- qualified Plan") for the benefit of certain senior executives of the Bank that it has designated to participate in the plan. Under the Non-qualified Plan, the Bank annually credits an executive's deferred compensation account with an amount determined in the sole discretion of the Board. The amounts credited to the executive's deferred compensation account are annually credited with earnings, at a rate determined in the sole discretion of the Board. An executive will vest in amounts credited to his account at the rate of 20% per year, beginning in the sixth year of participation in the Non-qualified Plan until the executive is fully vested after 10 years of participation. For these purposes, an executive's years of participation will be equal to the executive's number of whole years of employment with the Bank measured from the date that an executive becomes a participant under the Plan. Notwithstanding the above, an executive shall be fully vested in his deferred compensation account upon attaining age 60 with five years of participation or in the event of a change in control of the Bank. Benefits are payable to the executive in fifteen substantially equal annual payments commencing (i) 30 days after the executive has attained age 60, or (ii) 30 days after the executive terminates employment, if after age 60, or due to disability. In the event of the executive's death after benefits commence, the Bank will pay the remaining benefits to the executive's beneficiary over the remainder of the payment term. In the event of the executive's death after termination of employment but prior to commencement of benefit payments, the Bank will pay the executive's benefit to the executive's beneficiary in fifteen substantially equal annual payments commencing within 30 days of the executive's death. In the event of the executive's death prior to termination of employment, the executive will forfeit all benefits under the Non-qualified Plan. In the event of an unforeseeable emergency which will result in a severe financial hardship, the executive may request a distribution of all or part of his benefits or may request an acceleration of benefits that are being paid to him, as applicable.

     Messrs. Swan, Kolkmeyer, and Berner and Ms. Monti are participants in the Non-qualified Plan. For the year ended December 31, 1998, Messrs. Swan, Kolkmeyer, and Berner, and Ms. Monti, had $33,539, $13,697, $14,022 and $10,420,
respectively, credited to their deferred compensation accounts.

Defined Benefit Pension Plan

     The Bank maintains the Retirement Plan of Lockport Savings Bank in RSI Retirement Trust ("Retirement Plan") which is a qualified, tax-exempt defined benefit plan. Employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan, provided, however that leased employees, employees paid on a contract basis, and employees employed off-site in connection with the operation or maintenance of properties acquired through foreclosure or deed are not eligible to participate. The Bank contributes each year, if necessary, an amount to the Retirement Plan to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). For the plan year ended September 30, 1998, no contribution was required to be made by the Bank to the Retirement Plan. At September 30, 1998, the market value of the Retirement Plan trust fund equaled approximately $8.8 million.

     In the event of retirement at normal retirement age (i.e., the later of age 65 or the 5th anniversary of participation in the Retirement Plan), the plan is designed to provide a single life annuity. For a married participant, the normal form of benefit is an actuarially reduced joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime. Alternatively, a participant may elect (with proper spousal consent, if necessary) a joint and 100% survivor annuity, or an annuity payable for a period certain and life. All forms in which a participant's benefit may be paid will be actuarially equivalent to the single life annuity. The retirement benefit provided is an amount equal to (a) 2% of a participant's average annual earnings multiplied by credited service prior to April 1, 1998 plus (b) 1.25% of a participant's average annual earnings multiplied by the participant's years of credited service thereafter, up to a maximum of 30 years. Retirement benefits are also payable upon retirement due to early and late retirement or death. A reduced benefit is payable upon early retirement at age 60, at or after age 55 and the completion of 20 years of vested service with the Bank, or after completion of 30 years of vested service. Upon termination of employment other than as specified above, a participant who has five years of vested service after age 18 is eligible to receive his or her accrued benefit commencing, generally, on such participant's normal retirement date.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1998, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below.

            Final
           Average         Years of Service and Benefit Payable at Retirement
        Compensation           15           20           25            30
        ------------       ---------    ---------    ---------    ----------

           $50,000         $  14,719    $   19,719   $   24,719   $   29,719
           $75,000         $  22,078    $   29,578   $   37,078   $   44,578
          $100,000         $  29,438    $   39,438   $   49,438   $   59,438
          $125,000         $  36,797    $   49,297   $   61,797   $   74,297
     $160,000 and above    $  47,100    $   63,100   $   79,100   $   95,100

     As of December 31, 1998, Messrs. Swan, Kolkmeyer and Berner, and Ms. Monti and Allegro, had 11, 8, 7, 5 and 1 years of credited service (i.e., benefit service) under the Retirement Plan, respectively.

Ownership Reports by Officers and Directors

     The Common  Stock of the  Company is  registered  with the SEC  pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and Directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and Directors filed these reports on a timely basis.

Transactions With Certain Related Persons

     Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, the Bank has extended loans to Directors Judge, Mancuso, Weber and President Swan, Executive Vice President Kolkmeyer and Senior Vice President Monti.

     Set forth below is certain information as to loans made by the Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to the Bank exceeded $60,000 at any time since January 1, 1998. Unless otherwise indicated, all of the loans are secured loans and all loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.



                                                                                Highest
                                                                 Original       Balance      Balance as of    Interest Rate on
                                                     Date          Loan         During        December 31,      December 31,
  Name of Individual           Loan Type          Originated      Amount         1998             1998              1998
  -------------------          ---------          ----------      ------         ----            ------            -----
Daniel W. Judge          Residential                 6/98        $120,000      $120,000         $117,956           5.875%
Director

B. Thomas Mancuso        Residential                 5/98        $150,000      $150,000         $147,445           5.875%
Director
Robert G. Weber          Residential                12/98        $100,000      $100,000         $100,000           5.625%
Director
                         Home Equity Line of        12/98        $ 60,000      $ 50,036         $ 50,036            6.75%
                         Credit
William E. Swan          Residential                 5/98        $ 99,000      $ 99,000         $ 92,947            5.75%
President and Chief
Executive Officer        Residential-               12/98        $450,000      $ 74,250         $ 74,250           5.625%
                         Construction Loan
Paul J. Kolkmeyer        Residential                 5/93        $185,000      $144,838         $133,658           6.125%
Executive Vice President
and Chief Financial      Home Equity Line of        12/98        $ 50,000      $ 15,415         $ 15,415            6.75%
Officer                  Credit

Kathleen P. Monti        Residential                 4/98        $163,000      $163,000         $159,110            5.75%
Senior Vice President,
Human Resources and
Administration

--------------------------------------------------------------------------------
                          PROPOSAL II - APPROVAL OF THE
                  NIAGARA BANCORP, INC. 1999 STOCK OPTION PLAN
--------------------------------------------------------------------------------


General

     Pursuant to the Niagara Bancorp, Inc. 1999 Stock Option Plan (the "Stock Option Plan") options to purchase up to 1,390,660 shares of Common Stock (or 10% of the shares issued in the Company's stock offering) may be granted to the Bank's and the Company's employees and Directors. The Board of Directors believe that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends.

     Attached as Appendix A to this Proxy Statement is the complete text of the form of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

     The term of stock options will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code, or stock options not intended to qualify as such ("non-qualified stock options").

     Shares issued upon the exercise of a stock option may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by the Compensation Committee (the "Committee"). Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Bank or the Company or its affiliates is eligible to participate. The Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company and/or its subsidiary. The exercise price will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The last sale price of the Common Stock on March 18, 1999 was $10.00 per share. The exercise price may be paid in cash or Common Stock. As of the date of this proxy statement, no determination has been made by the Committee as to the granting of awards of stock options.

     Stock Options. Incentive stock options can only be granted to employees of the Bank, the Company or an "Affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). The maximum number of shares for which grants of Incentive Stock Options may be made to any individual employee is 700,000. Nonemployee directors will be granted non-qualified stock options. No option granted to an employee in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

     In the event of death, disability or normal retirement of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death, disability or normal retirement.

     Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

     Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

     Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

     Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

     Amendment and Termination. The Board may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any Award made pursuant to the Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

     Federal Income Tax Consequences. Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will neither result in the recognition of taxable income to the recipient nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax.

(3) The sale of an Incentive Stock Option share prior to the applicable holding period, i.e., the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

(4) The sale of an Incentive Stock Option share after one year from the date of exercise, will generally result in long term capital gain or loss.

(5) The exercise of a stock option which is not an Incentive Stock Option, i.e., a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(6) The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash and/or the fair market value on the date of exercise.

(7) Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for non-qualified or incentive stock options.

(8) The receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

(9) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for approval of the Stock Option Plan. The purpose of obtaining stockholder approval of the Stock Option Plan is to qualify the plan for the granting of incentive stock options and to satisfy the requirement for the continued listing of the Company's Common Stock on the Nasdaq National Market. Under regulations issued by the New York State Banking Department, in order for members of the board of trustees of Niagara Bancorp, MHC (all members of the Board of Directors of the Company, except Barton G. Smith, are members of the board of trustees of Niagara Bancorp, MHC) to participate in the Stock Option Plan, the affirmative vote of the holders of a majority of the total shares of Common Stock issued and outstanding, excluding shares held by Niagara Bancorp, MHC, is required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                         PROPOSAL III - APPROVAL OF THE
            NIAGARA BANCORP, INC. 1999 RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------


General

     The Company has established the Niagara Bancorp, Inc. 1999 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and nonemployee directors of the Bank, the Company, and their Affiliates with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank, the Company, and their Affiliates and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Recognition Plan, the form of which is attached hereto as Appendix B.

     The Company intends to contribute 556,264 shares of Common Stock of the Company to the Recognition Plan, or sufficient funds for the Recognition Plan to acquire 556,264 shares of Common Stock, which shares will be available to be awarded to employees and nonemployee directors. These shares may be purchased in the open market by the Company or the Recognition Plan, or may be contributed by the Company from authorized but unissued shares.

Principal Features of the Recognition Plan

     The Recognition Plan is administered by the Compensation Committee (the "Committee"). The Committee will select the recipients and terms of awards pursuant to the Recognition Plan. Pursuant to the terms of the Recognition Plan, any director, officer or employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the Recognition Plan. In determining to whom and in what amount to grant awards, the Committee considers the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. The Recognition Plan provides for the award of shares of Common Stock ("Recognition Plan Shares") on terms and conditions as determined by the Committee, consistent with the plan. As of March 22, 1999, there were ten nonemployee directors eligible to participate in the Recognition Plan. As of the date of this proxy statement, no determination has been made by the Committee as to the granting of Recognition Plan Shares.

     In the event a recipient ceases to maintain continuous service (as defined in the Recognition Plan) with the Company or the Bank by reason of death or disability, retirement or following a change in control, Recognition Plan Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the Company. Prior to vesting of the nonvested Recognition Plan Shares, a recipient will have the right to vote the nonvested
Recognition Plan Shares which have been awarded to the recipient and will receive any dividends declared on such Recognition Plan Shares. Recognition Plan Shares are subject to forfeiture if the recipient fails to remain in the continuous service as an employee, officer, or director of the Company or the Bank for a stipulated period (the "restricted period").

     Effect of Adjustments. Restricted stock awarded under the Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

     Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Bank.

     Amendment to the Recognition Plan. The Board of Directors of the Bank may amend, suspend or terminate the Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award theretofore made pursuant to the Recognition Plan.

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for approval of the Recognition Plan. The purpose of obtaining stockholder approval of the Recognition Plan is to satisfy the requirement for the continued listing of the Company's Common Stock on the Nasdaq National Market. Under regulations issued by the New York State Banking Department, in order for members of the board of trustees of Niagara Bancorp, MHC (all members of the Board of Directors of the Company, except Barton G. Smith, are members of the board of trustees of Niagara Bancorp, MHC) to participate in the Stock Option Plan, the affirmative vote of the holders of a majority of the total shares of Common Stock issued and outstanding, excluding shares held by Niagara Bancorp, MHC, is required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RECOGNITION PLAN.

--------------------------------------------------------------------------------
            PROPOSAL IV--RATIFICATION OF THE APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Company's independent auditors for the year ended December 31, 1998 were KPMG LLP. The Board of Directors of the Company has approved the engagement of KPMG LLP to be the Company's auditors for the year ending December 31, 1999, subject to the ratification of the engagement by the Company's stockholders at this Annual Meeting. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 6950 South Transit Road, P.O. Box 514, Lockport, New York 14095- 0514, no later than November 24, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING
--------------------------------------------------------------------------------


     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which next year's annual meeting of stockholders is expected to be held is May 2, 2000. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next Annual Meeting must be given to the Company by February 2, 2000. If notice is received after February 2, 2000, it will be considered untimely, and the Company will not be required to present the matter at the stockholders meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------


     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained ChaseMellon Shareholder Services, a proxy soliciting firm, to assist the Company in the solicitation of proxies for the Annual Meeting, for a fee of $7,500, plus out-of-pocket expenses.

     A COPY OF THE  COMPANY'S  ANNUAL  REPORT  ON FORM  10-K FOR THE YEAR  ENDED
DECEMBER 31, 1998, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF T`HE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ANN M. SEGARRA, VICE PRESIDENT
- FINANCE AND INVESTOR RELATIONS, 6950 SOUTH TRANSIT ROAD, P.O. BOX 514, LOCKPORT, NEW YORK, 14095-0514 OR CALL (716) 625-7509.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Robert N. Murphy

                                              Robert N. Murphy
                                              Corporate Secretary
Lockport, New York
March 23, 1999

                                                                      APPENDIX A

                              NIAGARA BANCORP, INC.

                             1999 STOCK OPTION PLAN


1.       Purpose

         The purpose of the Niagara Bancorp, Inc. ("Company") 1999 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Lockport Savings Bank ("Bank") and Niagara Bancorp MHC, the mutual holding company of the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       Definitions

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

          "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company shall mean:

         (1) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company, or a similar transaction in which the Bank or the Company is not the resulting entity and that is not approved by a majority of the Board of Directors of the Bank or the Company;

         (2) individuals who constitute the Incumbent Board cease for any reason to constitute a majority thereof; provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Company's stockholders or members was approved by the same nominating committee serving under the Incumbent Board shall be, for purposes of this Section, considered as though he were a member of the Incumbent Board; or

         (3) an acquisition of "control" of the Bank or the Company as defined in the Bank Holding Company Act of 1956, as amended and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "BHCA"), as determined by the Board of Directors of the Bank or the Company; or

         (4) an acquisition of the Company's stock requiring submission of notice under the change in Bank Control Act; provided, however, that a Change in Control shall not be deemed to have occurred under (1), (3) or (4) of this section if the transaction(s) constituting a Change in Control is approved by a majority of the Board of Directors of the Bank or the Company, as the case may be.

         (5) an event of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or results in a Change in Control of the Bank or the Company within the meaning of the BHCA; or (b) without limitation shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities purchased by the Bank's employee stock ownership plan and trust, (ii) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company, or (iii) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee elected by the Board consisting of either
(i) at least two Non-Employee Directors, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate and shall include employment or service with the Bank in mutual form. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Date of Grant" means the actual date on which an Award is granted by the Committee.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

         "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

         "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

         "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by The Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

         "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service or after attaining age 70.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Option" means an Award granted under Section 7 or Section 8.

         "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

         "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

         "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.       Plan Administration Restrictions

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         All transactions involving a grant, award or other acquisition from the Company shall:

         (a) be approved by the Company's full Board or by the Committee; or

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.       Types of Awards

          Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights and (e) Reload Options.

5.       Stock Subject to the Plan

         Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 1,390,660 shares. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares. In addition, any shares that are used for the full or partial payment of the exercise price of any option in connection with a Reload Option will be available for future grants under the Plan.

6.       Eligibility

         Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.       Non-Statutory Stock Options

         (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non- Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

         (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing the terms and conditions of the option which shall not be inconsistent with the terms of the Plan.

         (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

         (d) Manner of Exercise and Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

         (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate or extend the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

         (f) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three months following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of termination of service or employment due to the Normal Retirement, death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for one year following the date of his termination due to Normal Retirement, death or Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

         (g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.       Incentive Stock Options

         The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

         (c) Manner of Exercise. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

         The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the aggregate exercise price of the amount exercisable as a result of a Change in Control, together with the aggregate exercise price of all other Incentive Stock Options first exerciseable in the year in which the Change in Control occurs, shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options but shall remain subject to the provisions of this
Section 8 to the extent permitted.

         (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 700,000. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

         (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

         (f) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         Upon termination of a Key Employee's employment due to Normal Retirement, death or Disability, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

         (h) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.       Limited Rights

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.      Dividend Equivalent Rights

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

         (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

         (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.      Reload Option

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.      Surrender of Option

         In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.      Alternate Option Payment Mechanism

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

         (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.      Rights of a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.      Agreement with Participants

         Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.      Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.      Dilution and Other Adjustments

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee shall make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number of shares of Common Stock that may be awarded to any single individual under the Plan;

         (c) adjustments in the aggregate number of shares of Common Stock covered by Awards already made under the Plan; or

         (d) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Related Options or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.      Effect of a Change in Control on Option Awards

         In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

         (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

         (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

19.      Withholding

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld. Shares of Common Stock shall be withheld where required from any distribution of Common Stock.

20.      Amendment of the Plan

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.      Effective Date of Plan

         The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

22.      Termination of the Plan

         The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related Rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.      Applicable Law

         The Plan will be administered in accordance with the laws of the State of Delaware.

                                                                      APPENDIX B

                              NIAGARA BANCORP, INC.

                       1999 RECOGNITION AND RETENTION PLAN


1.       Establishment of the Plan

         Niagara Bancorp, Inc. (the "Company") hereby establishes the Niagara Bancorp, Inc. 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Lockport Savings Bank (the "Bank") and Niagara Bancorp MHC, the mutual holding company of the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "Affiliate"" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award"   means the grant  by the Committee  of  Restricted  Stock,  as provided in the Plan.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company shall mean:

         (1) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company, or a similar transaction in which the Bank or the Company is not the resulting entity and that is not approved by a majority of the Board of Directors of the Bank or the Company;

         (2) individuals who constitute the Incumbent Board cease for any reason to constitute a majority thereof; provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Company's stockholders or members was approved by the same nominating committee serving under the Incumbent Board shall be, for purposes of this Section, considered as though he were a member of the Incumbent Board; or

         (3) an acquisition of "control" of the Bank or the Company as defined in the Bank Holding Company Act of 1956, as amended and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "BHCA"), as determined by the Board of Directors of the Bank or the Company; or

         (4) an acquisition of the Company's stock requiring submission of notice under the change in Bank Control Act; provided, however, that a Change in Control shall not be deemed to have occurred under (1), (3) or (4) of this section if the transaction(s) constituting a Change in Control is approved by a majority of the Board of Directors of the Bank or the Company, as the case may be.

         (5) an event of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or results in a Change in Control of the Bank or the Company within the meaning of the BHCA; or (b) without limitation shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities purchased by the Bank's employee stock ownership plan and trust, (ii) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company, or (iii) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.02, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Company prior to Normal Retirement.

         4.03 Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

         (a)      be approved by the Company's full Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

         4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         5.01 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         5.02 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section
5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Restated Organization Certificate and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 556,264.

         In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

         In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

         5.03 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.02 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         5.04 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.01 through 6.08, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         6.01 General Rules. Restricted stock granted under the Plan shall vest in a Recipient at the rate or rates determined by the Committee. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions.

         6.02 Continuous Service; Forfeiture. Except as provided in Section 6.03, a Recipient must maintain Continuous Service throughout the vesting period of the award in order to vest in all shares of Restricted Stock awarded hereunder. If a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall, upon such termination of Continuous Service, be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

         6.03 Exception for Termination Due to Death, Disability, Normal Retirement or following a Change in Control. Notwithstanding the general rule contained in Section 6.01, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

         6.04 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         6.05 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                           "The  transferability  of  this  certificate  and the
                  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Niagara Bancorp, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Niagara Bancorp, Inc., 6950 South Transit Road, Lockport, New York 14095."

         6.06 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.05 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Bank or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

         6.07 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         6.08 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.05.

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell, with or without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

         The Plan shall be governed by the laws of the State of Delaware.

14.      Term of Plan

         The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                                 REVOCABLE PROXY

                              NIAGARA BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 1999

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Niagara Bancorp, Inc. (the "Company") who is not named as a nominee below, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Pendleton House, 6886 South Transit Road, Pendleton, New York on April 27, 1999, at 10:00 a.m. Eastern standard time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                            FOR  WITHHELD
1.   The election as a director of the nominees listed      ---  --------
     below (except as marked to the contrary below)
     for a three-year term:                                 |_|     |_|

     James W. Currie        B. Thomas Mancuso
     David W. Heinrich      Robert G. Weber

     INSTRUCTION: To withhold your vote for
     any individual nominee, write that nominee's name on the space provided.

     ---------------------------------                  FOR   AGAINST   WITHHELD
                                                        ---   -------   --------
2.   The approval of Niagara Bancorp, Inc. 1999         |_|      |_|      |_|
     Stock Option Plan.


3.   The approval of the Niagara Bancorp, Inc. 1999     |_|      |_|      |_|
     Recognition and Retention Plan.


4.   The ratification of the appointment of KPMG
     LLP as auditors for the year ending December       |_|      |_|      |_|
     31, 1999



The Board of Directors recommends a vote "FOR" each of the listed proposals.
--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, and of a Proxy Statement, dated March 23, 1999.


Dated: _________________, 1999     |_|   Check Box if You Plan to Attend Meeting



-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------


           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

--------------------------------------------------------------------------------